4Q2018
Supplemental Information
FURNISHED AS OF FEBRUARY 13, 2019 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2018 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Acquisition & Disposition Activity
13	Re/Development Activity
14	Portfolio
15	Associated Health Systems
16	Top Tenants
17	MOB Proximity to Hospital
18	Lease Maturity, Lease & Building Size
19	Historical Occupancy
20	Occupancy Reconciliation
21	Same Store Leasing Statistics
22	Same Store Performance
23	Reconciliation of NOI
24	Reconciliations of NOI & EBITDA
25	Components of Net Asset Value
26	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

Same store cash NOI for the fourth quarter increased 3.6% over the fourth quarter of 2017. For the trailing twelve months ended December 31, 2018, same store cash NOI grew 2.9%:

•	Revenues and revenue per average occupied square foot increased 2.7%.

•	Operating expenses increased 2.3%.

•	Average occupancy remained stable at 89.7%.
Predictive growth measures in the same store multi-tenant portfolio include:

•	In-place contractual rent increases averaged 2.91%, up from 2.80% a year ago, partially attributable to future annual contractual increases of 3.18% for leases commencing in the quarter.

•	Weighted average cash leasing spreads were (0.5%) on 327,000 square feet renewed:

◦	21% (<0% spread)

◦	10% (0-3%)

◦	50% (3-4%)

◦	19% (>4%)

◦	Excluding two tenants totaling approximately 50,000 square feet, or 15% of renewals during the quarter, cash leasing spreads would have been 3.8%.

•	Tenant retention was 82.6%.
Leasing activity in the fourth quarter totaled 473,000 square feet related to 140 leases:

•	341,000 square feet of renewals

•	132,000 square feet of new and expansion leases
Acquisitions totaled $37.0 million in the fourth quarter, comprised 124,000 square feet, and were 80% leased:

•
In December, the Company acquired its corporate headquarters in Nashville for $31.9 million. The Company occupies 34% of the 109,000 square foot multi-tenant office building, which is currently 78% leased.

•
Also in December, the Company paid $5.1 million to purchase a 15,000 square foot surgery center suite on the first floor of a previously acquired medical office building, bringing the Company's ownership in the building to 100%. The 114,000 square foot property is 94% leased and is connected to Ascension Health's St. Alexius Medical Center campus in Chicago.

Dispositions totaled $33.2 million in the fourth quarter, including one inpatient rehab facility in Denver, CO and two medical office buildings located in Cleveland, TN and Tucson, AZ.
Leverage remained steady with net debt to adjusted EBITDA at 5.1 times.

ANNUAL HIGHLIGHTS

Normalized FFO totaled $195.3 million, or $1.57 per diluted common share.
Predictive growth measures in the same store multi-tenant portfolio include:

•	In-place contractual rent increases averaged 2.91%, up from 2.80% a year ago, partially attributable to future annual contractual increases of 3.34% for leases commencing in the year.

•	Weighted average cash leasing spreads were 3.4% on 1,284,000 square feet renewed:

◦	10% (<0% spread)

◦	8% (0-3%)

◦	52% (3-4%)

◦	30% (>4%)

•	Tenant retention averaged 83.9%.
Annual leasing activity totaled 2,080,000 square feet related to 556 leases:

•	1,565,000 square feet of renewals

•	515,000 square feet of new and expansion leases
Net investment activity totaled $48.4 million:

•	$111.5 million of acquisitions

•	$35.6 million of development and redevelopment funding

•	$98.7 million of dispositions
A dividend of $0.30 per common share was declared for the fourth quarter. Dividends paid for 2018 totaled $150.3 million, which equaled 76.9% of normalized FFO and 99.7% of FAD.

OTHER ITEMS OF NOTE

•
The Company expects general and administrative expenses to increase in the first quarter of 2019 over the fourth quarter of 2018 by approximately $0.8 million due to customary increases in payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.7 million is not expected to recur in subsequent quarters.

•	The Company has one remaining property operating agreement that expires in February 2019. The Company recognized $0.2 million of income related to this agreement in the fourth quarter of 2018.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF DECEMBER 31, 2018

Properties

$3.9B invested in 199 properties
14.8M SF owned in 27 states
11.2M SF managed by Healthcare Realty
92.4% medical office and outpatient
87.6% on/adjacent to hospital campuses
2.9% same store cash NOI growth (TTM)

Capitalization

$5.4B enterprise value as of 2/8/2019
$4.1B market capitalization as of 2/8/2019
125.3M shares outstanding
$0.30 quarterly dividend per share
BBB/Baa2 credit rating
27.6% debt to enterprise value at 12/31/2018
5.1x net debt to adjusted EBITDA

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2018, the Company owned 199 real estate properties in 27 states totaling 14.8 million square feet and was valued at approximately $4.9 billion. The Company provided leasing and property management services to 11.2 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

David R. Emery
Executive Chairman of the Board

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
CapitalOne Securities, Inc.
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley
Raymond James & Associates
Stifel, Nicolaus & Company, Inc.
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

David R. Emery
Executive Chairman of the Board
Healthcare Realty Trust Incorporated

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Vice President
Medical Management Associates, Inc.

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

Edwin B. Morris III
Retired Managing Director
Morris & Morse Company, Inc.

J. Knox Singleton
Retired Chief Executive Officer
Inova Health System

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
President
Dell Seton Medical Center at University of Texas
Seton Medical Center Austin
Seton Shoal Creek Hospital

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Real estate properties
Land	$230,206	$217,322	$214,755	$201,090	$201,283
Buildings, improvements and lease intangibles	3,675,415	3,669,852	3,668,938	3,600,826	3,601,460
Personal property	10,696	10,454	10,355	10,205	10,314
Construction in progress	33,107	26,960	23,102	14,990	5,458
Land held for development	24,647	24,645	24,633	20,123	20,123
Total real estate properties	3,974,071	3,949,233	3,941,783	3,847,234	3,838,638
Less accumulated depreciation and amortization	(1,015,174)	(989,585)	(959,732)	(924,304)	(897,430)
Total real estate properties, net	2,958,897	2,959,648	2,982,051	2,922,930	2,941,208
Cash and cash equivalents	8,381	10,027	7,414	3,796	6,215
Assets held for sale, net	9,272	8,826	8,788	36,118	33,147
Other assets	214,697	222,582	216,437	220,576	213,015
Total assets	$3,191,247	$3,201,083	$3,214,690	$3,183,420	$3,193,585

LIABILITIES AND STOCKHOLDERS' EQUITY
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Liabilities
Notes and bonds payable	$1,345,984	$1,344,759	$1,335,732	$1,306,951	$1,283,880
Accounts payable and accrued liabilities	80,411	72,927	66,490	62,318	70,995
Liabilities of properties held for sale	587	141	340	201	93
Other liabilities	47,623	43,004	44,072	49,402	48,734
Total liabilities	1,474,605	1,460,831	1,446,634	1,418,872	1,403,702
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,253	1,252	1,252	1,252	1,251
Additional paid-in capital	3,180,284	3,181,263	3,178,514	3,175,809	3,173,429
Accumulated other comprehensive income (loss)	(902)	473	5	(639)	(1,299)
Cumulative net income attributable to common stockholders	1,088,119	1,071,804	1,065,256	1,027,528	1,018,348
Cumulative dividends	(2,552,112)	(2,514,540)	(2,476,971)	(2,439,402)	(2,401,846)
Total stockholders' equity	1,716,642	1,740,252	1,768,056	1,764,548	1,789,883
Total liabilities and stockholders' equity	$3,191,247	$3,201,083	$3,214,690	$3,183,420	$3,193,585

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Revenues
Rental income	$111,149	$111,452	$109,566	$110,229	$105,806	$105,078	$103,384	$102,709
Other operating	2,019	2,010	2,068	1,895	1,943	1,947	1,934	1,935
	113,168	113,462	111,634	112,124	107,749	107,025	105,318	104,644
Expenses
Property operating	42,815	44,135	41,737	41,818	40,590	40,628	38,184	37,852
General and administrative	8,534	8,504	8,373	9,101	8,272	8,021	8,005	8,694
Acquisition and pursuit costs [1]	200	141	120	277	302	507	785	586
Depreciation and amortization	42,437	42,061	40,130	39,573	37,324	35,873	34,823	34,452
Bad debts, net of recoveries	18	(62)	104	—	(17)	4	105	66
	94,004	94,779	90,464	90,769	86,471	85,033	81,902	81,650
Other income (expense)
Gain on sales of real estate properties	10,787	1,288	29,590	—	—	(7)	16,124	23,408
Interest expense	(13,602)	(13,464)	(13,069)	(12,668)	(13,707)	(14,107)	(14,315)	(14,272)
Loss on extinguishment of debt	—	—	—	—	(44,985)	—	—	—
Impairment of real estate assets	—	—	—	—	2	(5,059)	(5)	(323)
Interest and other income, net	(35)	41	38	493	261	354	4	38
	(2,850)	(12,135)	16,559	(12,175)	(58,429)	(18,819)	1,808	8,851
Net income (loss)	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845

1	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Net income (loss)	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845
Gain on sales of real estate assets	(10,787)	(1,288)	(29,590)	—	—	7	(16,124)	(23,408)
Impairments of real estate assets	—	—	—	—	(2)	5,059	5	323
Real estate depreciation and amortization	43,380	42,723	40,747	40,003	37,869	36,478	35,421	35,555
FFO	$48,907	$47,983	$48,886	$49,183	$716	$44,717	$44,526	$44,315
Acquisition and pursuit costs [3]	200	141	120	277	302	507	785	586
Revaluation of awards upon retirement	—	70	—	—	—	—	—	—
Forfeited earnest money received	—	—	—	(466)	—	—	—	—
Debt financing costs	—	—	—	—	45,773	—	—	—
Normalized FFO	$49,107	$48,194	$49,006	$48,994	$46,791	$45,224	$45,311	$44,901
Non-real estate depreciation and amortization	1,439	1,506	1,481	1,466	1,439	1,388	1,369	1,355
Provision for bad debt, net	18	(62)	104	—	(17)	4	105	66
Straight-line rent income, net	(302)	(413)	(683)	(1,330)	(201)	(1,156)	(1,623)	(1,595)
Stock-based compensation	2,601	2,605	2,593	2,822	2,531	2,429	2,453	2,614
Non-cash items	3,756	3,636	3,495	2,958	3,752	2,665	2,304	2,440
2nd generation TI	(10,367)	(6,950)	(7,755)	(5,867)	(6,929)	(4,481)	(3,680)	(5,277)
Leasing commissions paid	(2,182)	(1,139)	(1,947)	(1,851)	(2,705)	(1,826)	(984)	(1,584)
Capital expenditures	(2,817)	(6,229)	(7,117)	(4,184)	(6,400)	(4,203)	(5,667)	(2,520)
FAD	$37,497	$37,512	$35,682	$40,050	$34,509	$37,379	$37,284	$37,960
Dividends paid	$37,571	$37,570	$37,569	$37,556	$37,467	$34,964	$34,961	$34,937
FFO per common share - diluted	$0.39	$0.39	$0.39	$0.40	$0.01	$0.37	$0.38	$0.38
Normalized FFO per common share - diluted	$0.40	$0.39	$0.40	$0.40	$0.38	$0.38	$0.39	$0.39
FFO weighted average common shares outstanding - diluted [4]	124,240	124,192	123,983	123,984	124,125	120,081	115,674	115,507

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4	Diluted weighted average common shares outstanding for the three months ended December 31, 2018 includes the dilutive effect of nonvested share-based awards outstanding of 863,261.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Acquisitions	$36,950	$4,150	$70,350	$—	$246,568
Re/development	6,895	5,016	10,998	12,658	4,010
1st gen. TI & acq. cap. ex. [1]	3,394	3,866	4,668	1,194	1,271

MAINTENANCE CAPITAL EXPENDITURES
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
$ Spent
2nd generation TI	$10,367	$6,950	$7,755	$5,867	$6,929
Leasing commissions paid	2,182	1,139	1,947	1,851	2,705
Capital expenditures	2,817	6,229	7,117	4,184	6,400
	$15,366	$14,318	$16,819	$11,902	$16,034
% of NOI
2nd generation TI	14.8%	10.1%	11.2%	8.5%	10.4%
Leasing commissions paid	3.1%	1.6%	2.8%	2.7%	4.0%
Capital expenditures	4.0%	9.0%	10.3%	6.1%	9.6%
	21.9%	20.7%	24.3%	17.3%	24.0%

LEASING COMMITMENTS
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Renewals
Square feet	341,032	572,554	346,539	309,665	394,721
2nd generation TI/square foot/lease year	$1.69	$1.50	$2.48	$1.86	$1.67
Leasing commissions/square foot/lease year	$0.49	$0.75	$0.57	$0.56	$0.59
WALT (in months) [2]	51.4	34.0	75.6	51.8	46.0

New leases
Square feet	104,248	79,545	95,542	140,884	111,788
2nd generation TI/square foot/lease year	$4.72	$4.28	$4.04	$5.42	$4.74
Leasing commissions/square foot/lease year	$1.23	$1.14	$0.84	$1.06	$0.92
WALT (in months) [2]	72.8	58.5	63.8	93.8	90.7

All
Square feet	445,280	652,099	442,081	450,549	506,509
2nd generation TI/square foot/lease year	$2.60	$2.03	$2.77	$3.47	$2.77
Leasing commissions/square foot/lease year	$0.72	$0.82	$0.62	$0.79	$0.71
Leasing commitments as a % of annual net rent	16.0%	12.0%	15.8%	20.7%	16.0%
WALT (in months) [2]	56.4	37.0	73.0	64.9	55.9

1	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

2	WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF DECEMBER 31, 2018
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due 2023	$2,396	$250,000	$248,117	52	3.75%	3.95%
Senior notes due 2025 [2]	2,469	250,000	248,278	76	3.88%	4.08%
Senior notes due 2028	2,772	300,000	295,198	108	3.63%	3.84%
Total senior notes outstanding	$7,637	$800,000	$791,593	80	3.74%	3.95%
$700 million unsecured credit facility due 2020	2,189	262,000	262,000	19	LIBOR + 1.00%	3.50%
Unsecured term loan facility due 2022 [3]	1,316	150,000	149,183	48	LIBOR + 1.10%	3.53%
Mortgage notes payable, net	1,758	143,115	143,208	61	4.96%	4.79%
Total outstanding notes and bonds payable	$12,900	$1,355,115	$1,345,984	63	3.80%	3.91%
Interest cost capitalization	(267)
Unsecured credit facility fee and deferred financing costs	969
Total quarterly consolidated interest expense	$13,602

SELECTED FINANCIAL DEBT COVENANTS [4]
	CALCULATION	REQUIREMENT	YEAR ENDED 12/31
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	33.2%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.5%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	33.8%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.3x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.9x
Construction and development	CIP/total assets	Not greater than 15%	1.0%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	1.0%

Senior notes [5]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	32.9%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.5%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	307.3%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.8x

Other
Net debt to adjusted EBITDA [6]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.1x
Debt to enterprise value [7]	Debt/enterprise value	Not required	27.6%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3
The effective interest rate includes the impact of interest rate swaps on $25.0 million and $50.0 million of the outstanding balance at a rate of 2.18% and 2.46%, respectively (plus the applicable margin rate, currently 110 basis points).

4	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

5	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

6	Adjusted EBITDA is based on the current quarter results, annualized. See page 24 for a reconciliation of adjusted EBITDA.

7	Based on the closing price of $28.44 on December 31, 2018 and 125,279,455 shares outstanding.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 11

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Seattle, WA	MOB	0.04	Overlake Health	5/4/2018	$7,750	13,314	100%	5.0%
Denver, CO	MOB	0.06	CHI	5/18/2018	12,068	93,992	70%	5.5%
Denver, CO	OFC	0.06	CHI	5/18/2018	12,932	93,869	87%	7.3%
Oklahoma City, OK	MOB	0.10	Integris Health	5/21/2018	11,400	82,647	96%	5.9%
Seattle, WA	MOB	0.00	MultiCare Health	6/29/2018	26,200	86,942	91%	5.7%
Denver, CO	MOB	0.05	CHI	8/24/2018	4,150	17,084	100%	6.0%
Nashville, TN	OFC	NA	NA	12/4/2018	31,865	108,691	78%	5.0%
Chicago, IL	MOB	0.00	Ascension	12/19/2018	5,085	14,883	100%	5.9%
Total					$111,450	511,422	85%	5.7%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [3]
Roanoke, VA [4]	MOB, OFC	Various	HCA	4/26/2018	$46,236	460,881	75%	13.3%
Michigan [5]	SNF	NA	NA	6/27/2018	9,516	121,672	100%	25.5%
St. Louis, MO	MOB	1.43	None	8/30/2018	9,754	70,893	76%	4.3%
Denver, CO	IRF	NA	NA	12/20/2018	16,900	34,068	100%	6.9%
Cleveland, TN	MOB	0.00	Community Health	12/21/2018	13,340	81,382	83%	6.5%
Tucson, AZ	MOB	0.00	Tenet	12/27/2018	2,945	37,310	80%	8.8%
Total					$98,691	806,206	81%	11.4%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	MORTGAGE FUNDING	CONSTRUCTION MORTGAGE FUNDING	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2014	$85,077	$1,900	$1,244	$4,384	$92,605	$34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	327,167	—	—	32,305	359,472	122,700
2018	111,450	—	—	35,567	147,017	98,691
Average (2014-2018)	190,569	380	249	29,092	220,290	101,778
% of Total	86.5%	0.2%	0.1%	13.2%	100.0%

1	MOB = Medical office building; OFC = Office; SNF = Skilled nursing facility, IRF = Inpatient rehabilitation facility

2	For acquisitions, cap rate represents the forecasted first year cash NOI / purchase price plus acquisition costs and expected first year capital expenditures.

3	For dispositions, cap rate represents the in-place cash NOI / sales price.

4	Includes five single-tenant net lease medical office buildings and two multi-tenant buildings. These properties were sold subject to a fixed price purchase option.

5	Includes five single-tenant net lease skilled nursing facilities. Sales price includes $0.5 million of forfeited earnest money from a prior terminated transaction.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 12

Re/Development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
LOCATION	CAMPUS LOCATION	SQUARE FEET	BUDGET	FUNDINGS THRU 12/31/2018	REMAINING FUNDINGS	LEASED %	EXPECTED CASH NOI AT LEASED %	EXPECTED STABILIZED YIELD
Same store redevelopment
Charlotte, NC [1]	ON	38,000	$12,000	$9,586	$2,414	81%	$159	7.2%
Development
Seattle, WA	ON	151,000	64,120	23,821	40,299	60%	617	7.0%
Total		189,000	$76,120	$33,407	$42,713	64%	$776

RE/DEVELOPMENT EXPECTED CASH NOI AND OCCUPANCY RAMP UP TO LEASED %
LOCATION	INITIAL OCCUPANCY	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Same store redevelopment
Charlotte, NC [1]
Cash NOI		—	$25	$159	$159	$159	$160
Average Occupancy	Q2 2019	—%	41%	81%	81%	81%	81%
Development
Seattle, WA
Cash NOI		—	—	—	$(62)	$407	$617
Average Occupancy	Q4 2019	—%	—%	—%	10%	40%	60%
Total Cash NOI		—	$25	$159	$97	$566	$777

1	Redevelopment project is a 38,000 square foot expansion to an existing medical office building. When complete, the building will be 204,000 square feet.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 13

Portfolio
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 92.4%		NON-MOB 7.6%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT REHAB [2]	INPATIENT SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$481,418	25	2,004,574			156,245	145,365	2,306,184	15.6%
Seattle, WA	15	468,166	19	1,049,651	67,510				1,117,161	7.5%
Nashville, TN	36	197,351	6	766,523				108,691	875,214	5.9%
Charlotte, NC	22	167,221	16	820,457					820,457	5.5%
Los Angeles, CA	2	185,521	12	594,163		63,000			657,163	4.4%
Denver, CO	19	148,547	9	557,368				93,869	651,237	4.4%
Houston, TX	5	132,667	8	533,857				57,170	591,027	4.0%
Richmond, VA	44	147,915	7	548,801					548,801	3.7%
Des Moines, IA	87	139,827	7	197,994	181,961			152,655	532,610	3.6%
Memphis, TN	43	96,398	7	515,876					515,876	3.5%
Atlanta, GA	9	190,219	8	476,054	19,732				495,786	3.4%
San Antonio, TX	24	95,979	7	483,811					483,811	3.3%
Indianapolis, IN	33	75,659	3	382,695					382,695	2.6%
Austin, TX	30	106,171	5	375,333					375,333	2.5%
Chicago, IL	3	92,128	3	352,800					352,800	2.4%
Oklahoma City, OK	41	120,889	3	151,507	200,000				351,507	2.4%
Washington, DC	6	101,194	4	348,998					348,998	2.4%
Honolulu, HI	56	142,523	3	298,427					298,427	2.0%
San Francisco, CA	12	119,708	3	286,270					286,270	1.9%
Miami, FL	7	57,488	4	241,980					241,980	1.6%
Colorado Springs, CO	79	53,254	3	241,224					241,224	1.6%
Other (20 markets)		590,574	37	1,650,463	322,482	165,123	186,000	—	2,324,068	15.8%
Total		$3,910,817	199	12,878,826	791,685	228,123	342,245	557,750	14,798,629	100.0%
Number of properties				178	11	3	2	5	199
% of square feet				87.0%	5.4%	1.5%	2.3%	3.8%	100.0%
Investment [1]				$3,284,891	$240,386	$42,194	$208,725	$134,621	$3,910,817
Quarterly cash NOI				$57,083	$4,855	$1,404	$4,767	$1,431	$69,540
% of cash NOI				82.1%	7.0%	2.0%	6.9%	2.0%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	189	183	16	199
Square feet	13,670,511	13,436,576	1,362,053	14,798,629
% of square feet	92.4%	90.8%	9.2%	100.0%
Occupancy %	87.3%	86.5%	100.0%	87.8%
Investment [1]	$3,525,277	$3,419,512	$491,305	$3,910,817
Quarterly cash NOI	$61,938	$58,514	$11,026	$69,540
% of cash NOI	89.1%	84.1%	15.9%	100.0%

1	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

2	Includes inpatient rehab facilities and a skilled nursing facility.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 14

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 95.4% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	142,759	163,188	—	2,140,203	15.7%
Ascension Health	3	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	9.0%
Catholic Health Initiatives	8	BBB+/Baa1	807,182	291,201	95,486	—	1,193,869	8.7%
Atrium Health	33	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.6%
Tenet Healthcare Corporation	6	B/B2	583,767	67,790	30,096	—	681,653	5.0%
Bon Secours Health System	79	A+/A2	548,801	—	—	—	548,801	4.0%
WellStar Health System	83	A/A2	476,054	—	—	—	476,054	3.5%
Baptist Memorial Health Care	92	BBB+/--	424,306	—	39,345	—	463,651	3.4%
HCA	2	BB+/Ba2	177,340	177,155	78,305	—	432,800	3.2%
Indiana University Health	26	AA/Aa2	280,129	102,566	—	—	382,695	2.8%
University of Colorado Health	66	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.5%
Trinity Health	5	AA-/Aa3	267,952	73,331	—	—	341,283	2.5%
Providence St. Joseph Health	4	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	—	—	297,076	2.2%
Medstar Health	37	A/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	25	AA/Aa3	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	299	A/A2	191,051	39,659	—	—	230,710	1.7%
Memorial Hermann	44	A+/A1	—	206,090	—	—	206,090	1.5%
Mercy (St. Louis)	35	AA-/Aa3	—	—	200,000	—	200,000	1.4%
MultiCare Health System	105	AA-/Aa3	154,452	33,169	—	—	187,621	1.4%
Sutter Health	13	AA-/Aa3	175,591	—	—	—	175,591	1.3%
Other (20 credit rated systems)			979,112	619,977	110,339	—	1,709,428	12.5%
Subtotal - credit rated [6]			9,240,586	2,496,347	1,064,122	—	12,801,055	93.6%
Non-credit rated			238,710	—	—	630,746	869,456	6.4%
Total			9,479,296	2,496,347	1,064,122	630,746	13,670,511	100.0%
% of total			69.3%	18.3%	7.8%	4.6%

1	Excludes construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Based on square footage, 84.6% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 15

Top Tenants [1]

					LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	19	AA-/Aa3	22	156	966,248	156,245	1,122,493	8.6%	9.3%
Atrium Health	33	AA-/Aa3	16	80	611,304	—	611,304	4.7%	4.1%
Mercy (St. Louis)	35	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.1%
Catholic Health Initiatives	8	BBB+/Baa1	16	73	570,513	—	570,513	4.4%	3.9%
Ascension Health	3	AA+/Aa2	11	70	420,833	—	420,833	3.2%	2.8%
Indiana University Health	26	AA/Aa2	3	45	290,207	—	290,207	2.2%	2.2%
Bon Secours Health System	79	A+/A2	7	65	303,105	—	303,105	2.3%	2.1%
University of Colorado Health	66	AA-/Aa3	5	17	254,581	—	254,581	2.0%	2.0%
WellStar Health System	83	A/A2	7	42	271,364	—	271,364	2.1%	1.9%
UW Medicine (Seattle)	49	AA+/Aaa	5	23	177,995	—	177,995	1.4%	1.7%
Tenet Healthcare Corporation	6	B/B2	13	41	162,530	63,000	225,530	1.7%	1.7%
Proliance Surgeons	-	-	6	15	126,028	—	126,028	1.0%	1.5%
Baptist Memorial Health Care	92	BBB+/--	6	23	163,940	—	163,940	1.3%	1.5%
Medstar Health	37	A/A2	3	51	149,398	—	149,398	1.2%	1.2%
Trinity Health	5	AA-/Aa3	3	31	163,158	—	163,158	1.3%	1.2%
Providence St. Joseph Health	4	AA-/Aa3	6	29	103,432	—	103,432	0.8%	1.1%
Eating Recovery Center	-	B-/B3	4	6	100,946	—	100,946	0.8%	1.0%
MultiCare Health System	105	AA-/Aa3	3	14	118,506	—	118,506	0.9%	0.9%
Hawaii Pacific Health	176	--/A1	3	32	85,292	—	85,292	0.7%	0.8%
Inova Health System	77	AA+/Aa2	1	5	74,865	—	74,865	0.6%	0.8%
Labcorp of America	-	BBB/Baa2	20	22	172,589	—	172,589	1.3%	0.8%
Davita Kidney Care	-	BB/Ba2	12	14	108,651	—	108,651	0.8%	0.8%
HCA	2	BB+/Ba2	8	14	88,729	—	88,729	0.7%	0.7%
Advocate Health Care	25	AA/Aa3	2	11	63,797	—	63,797	0.5%	0.6%
Overlake Health System	299	A/A2	3	7	61,320	—	61,320	0.5%	0.6%
Total				888	5,809,331	405,245	6,214,576	48.0%	49.3%

1	Excludes construction in progress and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 16

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
On campus	69.3%	69.6%	69.3%	69.1%	69.1%	68.4%
Adjacent to campus [3]	18.3%	18.1%	17.9%	17.6%	17.6%	17.5%
Total on/adjacent	87.6%	87.7%	87.2%	86.7%	86.7%	85.9%
Off campus - anchored by health system [4]	7.8%	7.7%	7.7%	7.7%	7.7%	8.4%
Off campus	4.6%	4.6%	5.1%	5.6%	5.6%	5.7%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	121	9,479,296	69.3%	69.3%	On campus	7,513,779	89.7%
0.00	250 yards	23	1,362,259	10.0%	79.3%	Adjacent [3]	80,525	1.0%
250 yards	0.25 miles	20	1,134,088	8.3%	87.6%		120,036	1.4%
0.25 miles	0.50	1	124,925	0.9%	88.5%	Off campus	124,925	1.5%
0.50	1.00	2	280,873	2.1%	90.6%		—	—%
1.00	2.00	5	519,446	3.8%	94.4%		319,446	3.8%
2.00	5.00	8	338,246	2.5%	96.9%		13,818	0.2%
5.00	10.00	5	275,189	2.0%	98.9%		205,631	2.4%
10.00		4	156,189	1.1%	100.0%		—	—%
Total		189	13,670,511	100.0%			8,378,160	100.0%

1	Excludes construction in progress and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 17

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2019	731	2,699,438	23.2%	2	153,123	11.3%	733	2,852,561	22.0%	21.4%
2020	484	1,816,664	15.6%	1	83,318	6.1%	485	1,899,982	14.6%	14.3%
2021	414	1,468,849	12.6%	—	—	—%	414	1,468,849	11.3%	11.2%
2022	315	1,338,310	11.5%	1	58,285	4.3%	316	1,396,595	10.8%	10.6%
2023	306	1,335,053	11.5%	—	—	—%	306	1,335,053	10.3%	10.7%
2024	167	943,981	8.1%	—	—	—%	167	943,981	7.3%	6.4%
2025	93	632,077	5.5%	2	91,561	6.7%	95	723,638	5.5%	5.4%
2026	70	226,921	2.0%	—	—	—%	70	226,921	1.7%	1.7%
2027	60	283,373	2.4%	2	342,245	25.1%	62	625,618	4.8%	7.3%
2028	91	520,257	4.5%	2	235,419	17.3%	93	755,676	5.8%	6.0%
Thereafter	71	363,427	3.1%	6	398,102	29.2%	77	761,529	5.9%	5.0%
Total leased	2,802	11,628,350	86.5%	16	1,362,053	100.0%	2,818	12,990,403	87.8%	100.0%
Total building		13,436,576	100.0%		1,362,053	100.0%		14,798,629	100.0%
WALTR (months) [3]		41.4			96.4			47.2
WALT (months) [3]		89.4			162.7			97.0

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,491	—	>100,000	42.3%	6,267,300	145,751	43
2,501 - 5,000	690	—	<100,000 and >75,000	26.4%	3,901,301	86,696	45
5,001 - 7,500	216	—	<75,000 and >50,000	16.7%	2,469,882	63,330	39
7,501 - 10,000	136	—	<50,000 and >25,000	11.8%	1,744,795	37,930	46
10,001 +	269	16	<25,000	2.8%	415,351	15,975	26
Total Leases	2,802	16	Total	100.0%	14,798,629	74,365	199

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,150 square feet.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 18

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Multi-tenant
Investment	$2,897,873	$2,833,607	$2,738,045	$2,708,228	$2,665,547
Number of properties	151	145	144	143	142
Total building square feet	11,490,212	11,341,527	11,221,175	11,236,857	11,203,468
Period end % occupied	88.6%	88.5%	88.3%	87.9%	88.0%
Single-tenant
Investment	$471,319	$482,727	$481,727	$473,636	$486,602
Number of properties	14	15	15	14	19
Total building square feet	1,307,713	1,341,781	1,341,781	1,306,362	1,428,034
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,369,192	$3,316,334	$3,219,772	$3,181,864	$3,152,149
Number of properties	165	160	159	157	161
Total building square feet	12,797,925	12,683,308	12,562,956	12,543,219	12,631,502
Period end % occupied	89.8%	89.7%	89.6%	89.2%	89.4%

PROPERTIES NOT IN SAME STORE
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Acquisitions [2]
Investment	$437,835	$464,185	$557,434	$526,129	$563,499
Number of properties	22	26	27	24	25
Total building square feet	1,381,323	1,470,154	1,644,315	1,383,200	1,452,912
Period end % occupied	92.5%	91.9%	92.7%	92.7%	93.0%
Development completions
Investment	$29,375	$29,122	$28,970	$31,929	$31,627
Number of properties	1	1	1	2	2
Total building square feet	99,957	99,957	99,957	112,837	112,837
Period end % occupied	38.4%	38.4%	29.9%	34.9%	34.9%
% leased	41.8%	41.8%	41.8%	48.4%	45.4%
Reposition [3]
Investment	$74,415	$82,354	$82,251	$66,538	$60,179
Number of properties	11	14	14	13	13
Total building square feet	519,424	574,396	574,396	471,604	435,281
Period end % occupied	35.7%	47.0%	48.5%	47.6%	47.7%

TOTAL PROPERTIES
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Investment	$3,910,817	$3,891,995	$3,888,427	$3,806,460	$3,807,454
Number of properties	199	201	201	196	201
Total building square feet	14,798,629	14,827,815	14,881,624	14,510,860	14,632,532
Period end % occupied	87.8%	87.9%	87.9%	87.7%	88.1%

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 19

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning September 30, 2018	201	13,038,497	14,827,815	87.9%	160	11,378,653	12,683,308	89.7%
Portfolio activity
Acquisitions	1	102,018	123,574	82.6%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [1]	(3)	(132,239)	(152,760)	86.6%	(3)	(100,800)	(115,450)	87.3%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	5	176,562	212,405	83.1%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	4	69,958	82,037	85.3%
Reposition from same store	NA	NA	NA	NA	(1)	(46,363)	(64,375)	72.0%
	199	13,008,276	14,798,629	87.9%	165	11,478,010	12,797,925	89.7%
Leasing activity
New leases/expansions	NA	131,734	NA	NA	NA	111,403	NA	NA
Move-outs/contractions	NA	(149,607)	NA	NA	NA	(101,284)	NA	NA
Net absorption	NA	(17,873)	NA	NA	NA	10,119	NA	NA
Ending December 31, 2018	199	12,990,403	14,798,629	87.8%	165	11,488,129	12,797,925	89.8%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2017	201	12,887,891	14,632,532	88.1%	161	11,288,895	12,631,502	89.4%
Portfolio activity
Acquisitions	7	439,587	511,422	86.0%	NA	NA	NA	NA
Re/development completions		—	—	—%	—	—	—	—%
Dispositions [1]	(9)	(304,658)	(345,325)	88.2%	(8)	(272,346)	(308,015)	88.4%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	10	529,523	583,011	90.8%
Development completions	NA	NA	NA	NA	1	12,880	12,880	100.0%
Reposition to same store	NA	NA	NA	NA	4	73,744	91,262	80.8%
Reposition from same store	NA	NA	NA	NA	(3)	(147,986)	(212,715)	69.6%
	199	13,022,820	14,798,629	88.0%	165	11,484,710	12,797,925	89.7%
Leasing activity
New leases/expansions	NA	515,154	NA	NA	NA	451,324	NA	NA
Move-outs/contractions	NA	(547,571)	NA	NA	NA	(447,905)	NA	NA
Net absorption	NA	(32,417)	NA	NA	NA	3,419	NA	NA
Ending December 31, 2018	199	12,990,403	14,798,629	87.8%	165	11,488,129	12,797,925	89.8%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 20

Same Store Leasing Statistics [1]

	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Average in-place contractual increases
Multi-tenant	2.91%	2.88%	2.84%	2.81%	2.80%	2.78%	2.74%	2.72%
Single-tenant	2.45%	2.42%	2.13%	2.12%	2.12%	2.10%	2.04%	1.98%
	2.84%	2.82%	2.73%	2.71%	2.69%	2.65%	2.61%	2.59%
Multi-tenant renewals
Cash leasing spreads [2]	(0.5%)	3.8%	6.4%	5.2%	3.7%	4.6%	9.5%	4.5%
Tenant retention rate	82.6%	87.0%	84.4%	81.5%	81.9%	80.5%	90.3%	79.2%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.99%	2.42%	2.61%	57.14%	2.69%	10.23%
Fixed	3.01%	92.58%	2.56%	14.04%	3.00%	81.38%
Non-annual increase (annualized)
CPI	1.38%	0.79%	0.50%	2.55%	1.07%	1.04%
Fixed	1.25%	2.86%	2.25%	26.27%	1.86%	6.20%
No increase
Term > 1 year	—%	1.35%	—%	—%	—%	1.15%
Total [3]	2.91%	100.00%	2.45%	100.00%	2.84%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	49.0%	83.7%	52.9%
Physician and other	51.0%	16.3%	47.1%

Lease structure
Gross	13.8%	—%	12.3%
Modified gross	28.9%	—%	25.5%
Net	57.3%	—%	50.7%
Absolute net [4]	—%	100.0%	11.5%

Ownership type
Ground lease	62.8%	13.9%	57.8%
Fee simple	37.2%	86.1%	42.2%

1	Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excluding two tenants totaling approximately 50,000 square feet during the quarter, cash leasing spreads for the fourth quarter of 2018 would have been 3.8%.

3	Excludes leases with terms of one year or less.

4	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 21

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	2018	4Q 2018	3Q 2018	2Q 2018	1Q 2018	2017	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Multi-tenant
Revenues	$350,848	$88,681	$88,909	$87,090	$86,168	$341,517	$85,760	$86,534	$85,407	$83,816
Expenses	142,500	35,604	36,679	34,939	35,278	138,961	34,725	35,923	34,282	34,031
Cash NOI	$208,348	$53,077	$52,230	$52,151	$50,890	$202,556	$51,035	$50,611	$51,125	$49,785
Revenue per occ SF [2]	$34.48	$34.86	$34.96	$34.26	$33.88	$33.55	$33.70	$33.95	$33.51	$33.00
Margin	59.4%	59.9%	58.7%	59.9%	59.1%	59.3%	59.5%	58.5%	59.9%	59.4%
Average occupancy	88.6%	88.6%	88.5%	88.5%	88.5%	88.6%	88.6%	88.7%	88.7%	88.4%
Period end occupancy	88.6%	88.6%	88.5%	88.6%	88.4%	88.7%	88.7%	88.5%	88.9%	88.5%
Number of properties	151	151	151	151	151	151	151	151	151	151
Single-tenant
Revenues	$43,992	$11,040	$11,038	$10,956	$10,958	$42,932	$10,946	$10,772	$10,414	$10,800
Expenses	1,516	330	369	378	439	1,831	427	486	426	492
Cash NOI	$42,476	$10,710	$10,669	$10,578	$10,519	$41,101	$10,519	$10,286	$9,988	$10,308
Revenue per occ SF [2]	$33.76	$33.76	$33.76	$33.66	$33.79	$33.10	$33.76	$33.22	$32.12	$33.31
Average occupancy	99.7%	100.0%	100.0%	99.6%	99.1%	99.1%	99.1%	99.1%	99.1%	99.1%
Number of properties	14	14	14	14	14	14	14	14	14	14
Total
Revenues	$394,840	$99,721	$99,947	$98,046	$97,126	$384,449	$96,706	$97,306	$95,821	$94,616
Expenses	144,016	35,934	37,048	35,317	35,717	140,792	35,152	36,409	34,708	34,523
Cash NOI	$250,824	$63,787	$62,899	$62,729	$61,409	$243,657	$61,554	$60,897	$61,113	$60,093
Revenue per occ SF [2]	$34.40	$34.74	$34.82	$34.20	$33.87	$33.50	$33.71	$33.87	$33.35	$33.03
Margin	63.5%	64.0%	62.9%	64.0%	63.2%	63.4%	63.7%	62.6%	63.8%	63.5%
Average occupancy	89.7%	89.7%	89.7%	89.6%	89.6%	89.7%	89.7%	89.8%	89.8%	89.5%
Number of properties	165	165	165	165	165	165	165	165	165	165

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2018	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Multi-tenant
Revenue per occ SF [2]	2.8%	3.4%	2.9%	2.3%	2.7%
Avg occupancy (bps)	0	0	-20	-20	+10
Revenues	2.7%	3.4%	2.7%	2.0%	2.8%
Expenses	2.5%	2.5%	2.1%	1.9%	3.7%
Cash NOI	2.9%	4.0%	3.2%	2.0%	2.2%
Single-tenant
Cash NOI	3.3%	1.8%	3.7%	5.9%	2.0%
Total
Revenues	2.7%	3.1%	2.7%	2.3%	2.7%
Cash NOI	2.9%	3.6%	3.3%	2.6%	2.2%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 22

Reconciliation of NOI
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Net income (loss)	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845
Other income (expense)	2,850	12,135	(16,559)	12,175	58,429	18,819	(1,808)	(8,851)
General and administrative expense	8,534	8,504	8,373	9,101	8,272	8,021	8,005	8,694
Depreciation and amortization expense	42,437	42,061	40,130	39,573	37,324	35,873	34,823	34,452
Other expenses [1]	2,087	1,855	1,939	1,968	2,522	1,922	2,204	1,979
Straight-line rent revenue	(682)	(802)	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)
Other revenue [2]	(1,409)	(1,173)	(1,268)	(1,438)	(1,258)	(1,327)	(1,196)	(785)
Cash NOI	$70,131	$69,128	$69,270	$68,837	$66,933	$65,149	$65,469	$65,583
Acquisitions/development completions	(5,583)	(5,411)	(4,623)	(4,273)	(2,148)	(956)	(365)	(56)
Reposition	(171)	(301)	(353)	(436)	(525)	(584)	(661)	(705)
Dispositions/other	(590)	(517)	(1,565)	(2,719)	(2,706)	(2,712)	(3,330)	(4,729)
Same store cash NOI	$63,787	$62,899	$62,729	$61,409	$61,554	$60,897	$61,113	$60,093

TOP DOWN RECONCILIATION
	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017
Property operating before rent concessions	$99,877	$99,976	$97,185	$96,347	$92,209	$91,590	$89,395	$87,491
Rent concessions	(700)	(609)	(766)	(1,053)	(686)	(655)	(526)	(809)
Property operating	99,177	99,367	96,419	95,294	91,523	90,935	88,869	86,682
Single-tenant net lease	11,290	11,283	12,073	13,213	13,078	12,811	12,732	14,276
Straight-line rent revenue	682	802	1,074	1,722	1,205	1,332	1,783	1,751
Rental income	111,149	111,452	109,566	110,229	105,806	105,078	103,384	102,709
Property lease guaranty income	187	168	146	175	182	168	153	224
Parking income	1,733	1,752	1,819	1,626	1,705	1,669	1,669	1,568
Exclude straight-line rent revenue	(682)	(802)	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)
Exclude other non-cash revenue [3]	(1,309)	(1,083)	(1,165)	(1,345)	(1,201)	(1,218)	(1,085)	(642)
Revenue	111,078	111,487	109,292	108,963	105,287	104,365	102,338	102,108
Property operating expense	(42,815)	(44,135)	(41,737)	(41,818)	(40,590)	(40,628)	(38,184)	(37,852)
Exclude non-cash expenses [4]	1,868	1,776	1,715	1,692	2,236	1,412	1,315	1,327
Cash NOI	$70,131	$69,128	$69,270	$68,837	$66,933	$65,149	$65,469	$65,583
Acquisitions/development completions	(5,583)	(5,411)	(4,623)	(4,273)	(2,148)	(956)	(365)	(56)
Reposition	(171)	(301)	(353)	(436)	(525)	(584)	(661)	(705)
Dispositions/other	(590)	(517)	(1,565)	(2,719)	(2,706)	(2,712)	(3,330)	(4,729)
Same store cash NOI	$63,787	$62,899	$62,729	$61,409	$61,554	$60,897	$61,113	$60,093

1	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 23

Reconciliations of NOI & EBITDA
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 12/31/2018 - CASH NOI
	2018	2017	% CHANGE
Same store cash NOI	$250,824	$243,657	2.9%
Reposition	1,261	2,475	(49.1%)
	$252,085	$246,132	2.4%
Acquisitions/development completions	19,890	3,525	464.3%
Dispositions/other	5,391	13,477	(60.0%)
Cash NOI	$277,366	$263,134	5.4%

RECONCILIATION OF EBITDA
	2018	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Net income	$69,771	$16,314	$6,548	$37,729	$9,180
Interest expense	52,803	13,602	13,464	13,069	12,668
Depreciation and amortization	164,201	42,437	42,061	40,130	39,573
EBITDA	$286,775	$72,353	$62,073	$90,928	$61,421
Other amortization expense [1]	8,094	2,170	2,089	2,018	1,817
Gain on sales of real estate properties	(41,665)	(10,787)	(1,288)	(29,590)	—
EBITDAre [2]	$253,204	$63,736	$62,874	$63,356	$63,238

EBITDA	$286,775	$72,353	$62,073	$90,928	$61,421
Acquisition and development expense	738	200	141	120	277
Gain on sales of real estate properties	(41,665)	(10,787)	(1,288)	(29,590)	—
Debt Covenant EBITDA	$245,848	$61,766	$60,926	$61,458	$61,698
Other amortization expense	8,094	2,170	2,089	2,018	1,817
Timing impact [3]	(648)	(349)	(50)	(249)	—
Stock based compensation	10,621	2,601	2,605	2,593	2,822
Adjusted EBITDA	$263,915	$66,188	$65,570	$65,820	$66,337

1	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 24

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	4Q 2018
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$56,423	$5,345	$335	$98	$62,201	$248,804	89.0%
Inpatient rehab	1,404	—	—	—	1,404	5,616	2.0%
Inpatient surgical	4,767	—	—	—	4,767	19,068	6.8%
Office	1,193	238	—	131	1,562	6,248	2.2%
Total Cash NOI	$63,787	$5,583	$335	$229	$69,934	$279,736	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,647
Construction in progress	33,107
Unstabilized development [5]	29,375
$87,129

OTHER ASSETS
Assets held for sale [6]	$8,699
Reposition properties (net book value) [3]	7,449
Cash and other assets [7]	74,594
$90,742

DEBT
Unsecured credit facility	$262,000
Unsecured term loan	150,000
Senior notes	800,000
Mortgage notes payable	143,115
Other liabilities [8]	79,568
$1,434,683

TOTAL SHARES OUTSTANDING
As of February 8, 2019		125,294,458

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 2/8/19	$32.59	5.24%

4Q 2018 high	$31.65	5.36%
4Q 2018 low	$27.10	6.02%

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 11 properties which comprise 519,424 square feet. The NOI table above includes 7 of these properties comprising 303,814 square feet that have generated positive NOI totaling approximately $0.3 million. The remaining 4 properties, comprising 215,610 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $7.4 million in the other assets table above.

4	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

5	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 42% leased and 38% occupied as of December 31, 2018.

6	Assets held for sale includes one real estate property that is excluded from same store NOI and reflects net book value.

7	Includes cash of $8.4 million and prepaid assets of $66.2 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

8
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $72.4 million, security deposits of $7.1 million, and deferred operating expense reimbursements of $0.1 million.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 25

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE RANGE OF EXPECTATIONS
	EXPECTED 2018		ACTUAL	EXPECTED 2019
	LOW	HIGH	2018	LOW	HIGH
TTM Average Occupancy
Multi-tenant	87.5%	89.0%	88.6%	88.0%	90.0%
Single-tenant	95.0%	100.0%	99.7%	99.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$33.50	$34.50	$34.48	$34.50	$35.50
Single-tenant	$33.50	$34.50	$33.76	$33.50	$34.00
TTM Multi-tenant cash NOI margin	58.5%	60.0%	59.4%	59.0%	60.0%
Multi-tenant cash leasing spreads [1]	3.0%	6.0%	3.4%	3.0%	4.0%
Multi-tenant lease retention rate	75.0%	90.0%	83.9%	75.0%	90.0%
TTM cash NOI growth
Multi-tenant	3.0%	4.5%	2.9%	2.75%	3.25%
Single-tenant	1.0%	3.0%	3.3%	1.50%	3.50%
Total	3.0%	4.0%	2.9%	2.50%	3.25%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	2018	LOW	HIGH
Normalized G&A	$33,000	$34,500	$34,441	$34,000	$35,000
Funding activity
Acquisitions	75,000	125,000	111,450	150,000	200,000
Dispositions	(85,506)	(115,506)	(98,691)	(75,000)	(125,000)
Re/development	30,000	50,000	35,567	30,000	50,000
1st generation TI and acq. cap. ex.	10,000	13,000	13,122	10,000	13,000
2nd generation TI	22,000	26,000	30,939	24,000	30,000
Leasing commissions paid	7,000	9,000	7,119	7,000	9,000
Capital expenditures	18,000	24,000	20,347	16,000	20,000
Cash yield
Acquisitions	5.25%	6.0%	5.7%	5.1%	5.8%
Dispositions	11.4%	11.4%	11.4%	6.0%	7.5%
Re/development (stabilized)	6.25%	7.5%	NA	6.0%	7.5%
Leverage (debt/cap)	30.0%	35.0%	33.2%	30.0%	35.0%
Net debt to adjusted EBITDA	4.75x	5.5x	5.1x	5.0x	5.5x

1	Excluding two tenants totaling approximately 50,000 square feet during the quarter, cash leasing spreads for 2018 would have been 4.5%.

HEALTHCARE REALTY	4Q 2018 SUPPLEMENTAL INFORMATION 26